UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2014

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27824	33-0684451
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 8, 2014, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") reporting the acquisition described in this Item 8.01. A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

On July 4, 2014, the Company's subsidiary in China, SPAR (Shanghai) Marketing Management Company Ltd. ("SPAR Shanghai"), completed its acquisition of all the business, fixed assets and established merchandising teams of the following three companies in China: Shanghai Unilink Marketing Execution and Design Co., Ltd, Shanghai Gold Park Investment Management Co. Ltd, and Beijing Merchandise Sales and Marketing Co., Ltd. (collectively, "Unilink").

SPAR Shanghai acquired such business, assets and teams pursuant to a Purchase Agreement dated as of July 4, 2014 (the "Purchase Agreement"). The parties to the Purchase Agreement include Unilink (as the asset seller); SPAR Shanghai's existing owners, namely SPAR (China) Co. Ltd, a subsidiary of the Company ("SPAR China"), and Shanghai Wedone Marketing Execution Co. Ltd ("Wedone"), the existing local investor in SPAR Shanghai; and the new additional local investors in SPAR Shanghai, namely Shanghai Gold Park Investment Management Co. Ltd, and Xu Gang (collectively, the "Unilink Investors").

As consideration for the purchase, Unilink will receive consideration totaling a maximum of RMB9,058,532.00 Yuan (approximately $1.46 million), payable upon closing and periodically over two years, and the Unilink Investors will receive 20% of the equity interests in SPAR Shanghai at closing. Upon completion of the closing, the Company will have 51%, Wedone will have 29% and the Unilink Investors will have 20% of the SPAR Shanghai equity interests.

As part of the acquisition, in addition to the Purchase Agreement, the Company (through SPAR International Ltd) entered into a License Agreement dated as of July 4, 2014, with SPAR Shanghai respecting certain software and trademarks (the "License Agreement"), and the Company (through SPAR China) entered into an amended and restated Joint Venture Agreement dated as of July 4, 2014, with Wedone and the Unilink Investors (the "Restated JVA"), which admitted the Unilink Investors as additional local investors.

This acquisition is expected to expand revenues and profitability for SPAR Shanghai through its increased client base and operational synergies, which the Company anticipates will increase its annualized international revenue by approximately $7 million.

Information Not "Filed"

The information in Item 8.01 of this Report and the Release attached as Exhibit 99.1, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Laws (as defined below), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

There are "forward-looking statements" contained in this Report and any statements that may have been made in the Release referenced above. There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2013 (the "Annual Report"), as filed on March 31, 2014, with the Securities and Exchange Commission (the "SEC"), in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders currently scheduled to be held on May 15, 2014 (the "Proxy Statement"), as filed with the SEC on April 24, 2014, SGRP's Quarterly Report on Form 10-Q for the quarter and three-month period ended March 31, 2014 (the "Quarterly Report"), as filed with the SEC on May 15, 2014, and the Company's other filings under applicable law with the SEC (including this Report, the Annual Report, the Proxy Statement and the Quarterly Report, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The Company's forward-looking statements include, in particular and without limitation, the Release attached to this Report, the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Report, and "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information noted in this Report, the Annual Report, the Proxy Statement, the Quarterly Report and the Company's other SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking and other statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in our SEC Reports (See, among other things, Item 1A – Risk Factors - in the Annual Report) and any other risks, cautions or information contained or incorporated by reference into any applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Report, the Annual Report, the Proxy Statement, the Quarterly Report or any other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2013, in the case of the Annual Report or the Proxy Statement or the last day of the period covered by any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievements, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:

99.1	Press Release of the Registrant dated July 8, 2014 (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: July 9, 2014
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release of the Registrant dated July 8, 2014 (as attached hereto and filed herewith).